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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 29, 1997
                                                --------------------------------

                          NEXT GENERATION MEDIA CORP.
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             (Exact name of registrant as specified in its charter)

          Nevada                    2-74785-B                         88-0169543
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(State of incorporation)     (Commission File Number)     (IRS Employer Identification No.)

        900 North Stafford Street, Suite 2003, Arlington, Virginia 22203
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                    (Address of principal executive offices)

Registrant's telephone number, including area code  (703) 516-9888
                                                    ----------------------------




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Item 2.  Acquisition or Disposition of Assets.

         (a) On September 29, 1997, Independent News, Inc. ("INI"), a Delaware corporation and a wholly-owned subsidiary of Next Generation Media Corp. (the "Registrant"), pursuant to an Asset Purchase Agreement dated as of September 29, 1997 among INI, Pompton Valley Publishing Company, Inc. ("Pompton Valley"), Joseph Pellegrino, and Joseph Nicastro (the "Agreement"), assumed certain liabilities and contracts of Pompton Valley, and purchased all of those assets of Pompton Valley, including accounts receivable and computer and office equipment and supplies, relating to, or used by Pompton Valley in connection with, Pompton Valley's community newspaper publishing business (the "Transaction").

             Mr. Larry Grimes, a director of the Registrant, acted on behalf of Pompton Valley as broker in the negotiation and consummation of the Transaction. In accordance with applicable Nevada law, the nature of Mr. Grimes' relationship with Pompton Valley was fully disclosed to the directors of the Registrant, and Mr. Grimes' vote was not counted for purposes of the Registrant's authorization of the Transaction. Pursuant to the Agreement, INI agreed to pay any and all fees for services rendered by Mr. Grimes to Pompton Valley.

             The Transaction was funded with cash, with common stock of the Registrant, and by means of INI's assumption of certain of Pompton Valley's liabilities. The cash portion of the purchase price was funded by means of a loan of $15,000, from Mr. Joel Sens, a director of the Registrant and of INI, to the Registrant. The Registrant also issued 100,000 shares of common stock, par value $.01, to the shareholders of Pompton Valley in connection with the Transaction. INI assumed approximately $257,600 of Pompton Valley's liabilities.

         (b) INI received from Pompton Valley as part of the Transaction, among other assets, all of the tangible personal property, including computer and office equipment and supplies, used by Pompton Valley in its community newspaper publishing business. The Registrant intends to continue such use.

Item 7.      Financial Statements, Pro Forma Financial Information, and
             Exhibits

         (a) Financial Statements. Audited financial statements will be provided, by amendment, within sixty days of the date on which this form 8-K must be filed.

         (c) Exhibits.

             Exhibit 2.1 Asset Purchase Agreement dated as of September 29, 1997 among INI, Pompton Valley, Joseph Nicastro, and Joseph Pellegrino.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEXT GENERATION MEDIA CORP.
                                               (Registrant)

Date:  October 2, 1997                           /s/ Lawrence Grimes
                                           By: Lawrence Grimes
                                        Title: President



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                               INDEX TO EXHIBITS


Exhibit No.    Description
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Exh. 2.1       Asset Purchase Agreement dated as of September 29, 1997 among
               Independent News, Inc., Pompton Valley Publishing Company, Inc.,
               Joseph Nicastro, and Joseph Pellegrino.